SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 24, 2007

HIGHLAND HOSPITALITY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-31906	57-1183293
(State or other jurisdiction of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Number)

8405 Greensboro Drive, Suite 500, McLean, Virginia 22102

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (703) 336-4901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Highland Hospitality Corporation

Form 8-K

Item 8.01.	Other Events

On April 24, 2007, Highland Hospitality Corporation (the “Company”) issued a press release announcing that the Company had executed a definitive agreement pursuant to which an affiliate of JER Partners will acquire the Company. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated April 24, 2007 issued by Highland Hospitality Corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2007

HIGHLAND HOSPITALITY CORPORATION

By:	/s/ Douglas W. Vicari
Douglas W. Vicari
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Press release dated April 24, 2007 issued by Highland Hospitality Corporation

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